UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2022

ALPHATIME ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41584	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue, Suite 938

New York, NY 10110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant and one right	ATMCU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	ATMCW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 4, 2023, AlphaTime Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one redeemable warrant (the ‘Warrants”) and one right (the “Rights”), with each Right entitling the holder thereof to receive one-tenth of one Ordinary Share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $60,000,000. The Company also granted the underwriters a 45-day option to purchase up to an additional 900,000 units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333- 268696) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 7, 2022, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated December 30, 2022, by and between the Company and Chardan Capital Markets, LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated December 30, 2022, by and between the Company and American Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 30, 2022, by and between the Company and American Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 30, 2022 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and Alphamade Holding LP (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 30, 2022, by and between the Company and American Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 30, 2022, by and among the Company, the Sponsor and Chardan Capital Markets, LLC, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated December 30, 2022, by and between the Company and the Sponsor (the “Private Placement Unit Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●

A Unit Purchase Option, dated December 30, 2022, by and between the Company and Chardan Capital Markets, LLC (the “Unit Purchase Option”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Securities Escrow Agreement, dated December 30, 2022, by and among the Company, American Stock Transfer & Trust Company and the initial shareholders party thereto, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated December 30, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreement, the Company completed the private sale of 370,500 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,705,000. The Private Placement Units are identical to the Units sold in the IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on December 30, 2022, Li Wei, Wen He and Michael Coyne (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that the Directors are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective December 30, 2022, Li Wei, Wen He and Michael Coyne were appointed to the Board’s Audit Committee, with Li Wei serving as chair of the Audit Committee, and Li Wei, Wen He and Michael Coyne were appointed to the Board’s Compensation Committee, with Wen He serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the first class of directors, Class I, consists of Xinfeng Feng and Wen He and the term of office will expire at the Company’s first annual meeting of shareholders; the second class of directors, Class II, consists of Dajiang Guo and Li Wei, and the term of office will expire at the Company’s second annual meeting of shareholders; and the third class of directors, Class III, consists of Michael Coyne and Jichuan Yang, and the term of office will expire at the Company’s third annual meeting of shareholders.

On December 30, 2022, in connection with his or her appointment to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.7 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.9, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2022, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $61,200,000 of the proceeds from the IPO and the sale of the Private Placement Units were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by American Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 9 months (or up to 18 months if the Company extends the period of time to consummate its initial business combination) from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 9 months (or up to 18 months if the Company extends the period of time to consummate its initial business combination) from the closing of the IPO, subject to applicable law.

On December 30, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 5, 2023, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 30, 2022, by and between the Company and Chardan Capital Markets, LLC, as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Rights Agreement, dated December 30, 2022, by and between the Company and American Stock Transfer & Trust Company, as rights agent.
4.2	Warrant Agreement, dated December 30, 2022, by and between the Company and American Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated December 30, 2022, by and among the Company, its executive officers, its directors and Alphamade Holding LP.
10.2	Investment Management Trust Agreement, dated December 30, 2022, by and between the Company and American Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated December 30, 2022, by and among the Company, Alphamade Holding, LP and Chardan Capital Markets, LLC.
10.4	Private Placement Unit Purchase Agreement, dated December 30, 2022, by and between the Company and Alphamade Holding LP.
10.5	Units Purchase Option, dated December 30, 2022, by and between the Company and Chardan Capital Markets, LLC.
10.6	Securities Escrow Agreement, dated December 30, 2022, by and among the Company, American Stock Transfer & Trust Company and the initial shareholders party thereto.
10.7	Administrative Services Agreement, dated December 30, 2022, by and between the Company and Alphamade Holding, LP.
10.9	Form of Indemnity Agreement
99.1	Press Release, dated December 30, 2022.
99.2	Press Release, dated January 5, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATIME ACQUISITION CORP

By:	/s/ Dajiang Guo
Name:	Dajiang Guo
Title:	Chief Executive Officer

Dated: January 5, 2023